UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2022

HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest Rochester, Minnesota	55901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HMNF	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01         Changes in Registrant’s Certifying Accountant.

(a)   Dismissal of Independent Registered Public Accountant

As of November 22, 2022, the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of HMN Financial, Inc. (the “Company”) approved the dismissal of CliftonLarsonAllen, LLP (“CLA”) as the Company's independent registered public accounting firm, effective upon completion of the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2022.

The reports of CLA on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through September 30, 2022, (i) there were no disagreements with CLA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to CLA’s satisfaction, would have caused CLA to make reference, in connection with its opinion, to the subject matter of such disagreements and (ii) there was no “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided CLA with a copy of the foregoing disclosure and requested that CLA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from CLA is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)   Newly Appointed Independent Registered Public Accountant

On November 22, 2022, the Committee approved the appointment of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm to perform independent audit services, effective upon completion of the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2022. The selection of Baker Tilly as the Company's independent registered accounting firm was recommended by the Committee and approved by the Board.

During the Company’s fiscal years ended December 31, 2021 and December 31, 2020 and in the subsequent interim period through September 30, 2022, neither the Company nor anyone on its behalf consulted with Baker Tilly regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description
16.1	Letter from CliftonLarsonAllen, LLP, dated November 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)

Date: November 28, 2022	By:	/s/ Jon Eberle
Jon Eberle
Senior Vice President, Chief Financial Officer and Treasurer